Ingersoll Rand

Proven source. Proven solutions.

First Quarter 2003 Results

April 17, 2003

Safe Harbor

Forward looking statements that involve risks.

Please refer to March 5, 2003 Form 10K for details on factors that influence results.

First Quarter EPS

1Q 2003 Results


$.90
Discontinued
$.31
$.04
$.48
$.06
Continuing
$.55
$.42
2003
2002

EPS from continuing operations consistent with guidance

First Quarter 2003 Results

- Activity levels remain sluggish
- Pockets of strength due to strategy execution
- Strong results in several businesses
  - Dresser-Rand
  - Thermo King
  - Security and Safety
- Performance for month of March consistent with expectations

No signs of sustained recovery in industrial or construction-related markets

First Quarter Orders

- Total orders up by 1.4%
- Climate Control flat
  - Thermo King: single-digit increase
  - Hussmann: single-digit decrease
- Air and Productivity up 10%
  - Gains at Air Solutions and Fluid Products
- Dresser-Rand down double digits, reflecting disruptions in the Middle East
- Infrastructure up 5%
- Security and Safety up 10%

Wide variation in order rates by business

Sale of Engineered Solutions to Timken

- Sale effective February 16
- Proceeds
  - $700 Million cash
  - 9.4 Million Timken shares ($140 Million)
  - 80% of CDO benefit
- Cash proceeds used to pay down debt
  - Reduced annual interest by $40 Million
  - Debt/Capital ratio reduced to 41%
- Reinvest 2003 free cash flow in bolt-on acquisitions, debt reduction, and share repurchase

Sale completed, proceeds used to pay down debt

IR International – Global Trading Company

- IRI responsible for export processes and technology support
- "One face" to customer and enhanced customer information base
- Dealer ordering system will be infrastructure for dealerships in the future
- Located in Dublin, Ireland, to help facilitate future tax planning

IRI initiative launched

Recurring Revenue as a % of Total Revenue

1Q 2003
Results



22%
24%
26%
$560
Million
2001
1Q
2002
1Q
2003
1Q

Continuing growth of recurring revenue

Recurring Revenues – Air Solutions

1Q 2003 Results



# of AirCare Contracts
9000
6000
3000
0
1039
3447
8010
9060
Pre 2001
2001
Q1
Q2
Q3
Q4
2002
Q1
Q2
Q3
Q4
2003
1Q

50% of Air Solutions revenues came from aftermarket

National Service Contracts

Recurring Revenue - Hussmann


5,000+
3,900
3,300
800
2001
Year end
2002
Year end
2003
1Q
2003
Target

Recurring revenue grew 6% in the first quarter and comprised 37% of sales

Lean Branch Initiative

- Capture and establish best practice branch procedures
- Improve service technician productivity
- Automate transactions
- Align branches and aftermarket parts structure to reduce part numbers and costs
- Reduce “back office” costs

Target to reduce annual cost $75 to $100 Million

Energy Systems

- Continue to develop product line and market focus
- Received first commitments from target segments for 250 kW unit
  - Landfill
  - Petrochemical
  - Wastewater treatment
- First grid isolated multi-unit application in the commercial and industrial market
- 250 kW commercial units targeted for July 2003


PowerWorks

Air Solution Innovation

- Nirvana
  - 250 units sold
  - Nirvana II (125-200 hp) introduction in second quarter
- Pegasus
  - 20-30 hp version sold well in first quarter
  - Pegasus II 40-50 hp version available in second quarter





New products fuel revenue growth

Bobcat Innovation - Toolcat


Bobcat

First Quarter 2003

- Challenging quarter – sluggish end markets
- Continue to improve operating efficiencies
- Introduce innovative solutions
- Strategic investments to continue growth

We are executing our strategy

First Quarter 2003 Results

$ millions, except EPS

Revenues	$2,199
Operating Income	165
Margin	*7.5%*
Interest Expense	(50)
Other Expense	(7)
Earnings before taxes, continuing operations	108
Taxes, continuing operations	(15)
Earnings after taxes, continuing operations	93
Discontinued operations, net of tax	60
Net Earnings	$153
EPS Diluted	
Continuing Operations	0.55
Discontinued Operations	0.35
	$0.90

Revenues – Continuing Operations

2003 Q1 Results
Year-over-year change


7%
9%
23%
9%
North America
Europe
Asia Pacific
Latin America

Expansion across all major geographic regions

Climate Control


$ Millions
$558
$514
4.5 %
Operating
Margins
4.5 %
2003
2002

- Hussmann
  - Revenues declined 2%
  - Continuing restricted capital spending by U.S. supermarket chains
- Thermo King
  - Revenues up 20% (13% excluding currency)
  - Key drivers:
    - North American trailer
    - Europe truck/trailer
    - Global container

Air and Productivity Solutions


$ Millions
$320
$310
7.4 %
Operating Margins
8.3 %
2003
2002

- Air Solutions
  - Revenues up 6%
  - 13% growth in Air Care program
- Productivity Solutions
  - Flat revenues

Dresser-Rand

$ Millions


$278
$212
1.5 %
Operating Margins
-0.2 %
2003
2002

- Revenues up 31%
  - 26% excluding buy-outs
- Backlog = $762 Mil.
  - $534 excluding buy-outs

Infrastructure

$ Millions


$661
$635
10.4 %
Operating
Margins
9.9 %
2003
2002

- Revenues up 4%
  - Revenue gains in all businesses
- Continued softness in U.S. road-repair markets
  - Unfavorable pricing in North America

Security and Safety

$ Millions


$382
$345
18.5 %
Operating
Margins
19.1 %
2003
2002

- Revenues up 11%
  - Up 7% excluding the impact of ETC acquisition
- Continuing to grow in Security Solutions business

Manage for Cash: Working Capital as a % of Revenues

1Q 2003 Results



Continuing Operations
Working Capital = A/R + Inventory - A/P
Working Capital % of Revenues*
15
10
5
0
11.8%
10.8%
10.8%
6.1%
10.1%
2003
2002
Q1
Q2
Q3
Q4

Improved working capital management

*Quarterly revenues annualized. Excludes Morgan discounting program.

Other Balance Sheet Indicators

	Q1 2003	Q1 2002
Capital Expenditures	$25 M	$26 M
Debt to Capital	41.3%	47.5 %
Total Debt	$2.6 B	$3.7 B

2003 Earnings Outlook – Second Quarter

Second Quarter	DEPS
Continuing Operations	$.74 - $.79
Discontinued Operations	(.04)
Total	$.70 - $.75

Second quarter DEPS $0.70 - $0.75

2003 Earnings Outlook – Full Year

Full Year	DEPS
Continuing Operations	$3.00 - $3.20
Discontinued Operations	.10
Sub total	$3.10 – $3.30
Gain on sale of Engineered Solutions	.31
Full year	$3.41 - $3.61

No change to forecast

Ingersoll Rand

Proven source. Proven solutions.